FlexDesign®
Variable Universal Life Insurance Policy

Issued by ReliaStar Select*Life Variable Account
of
ReliaStar Life Insurance Company

Supplement dated December 17, 2001 to the Prospectus dated May 1, 2001

This supplement updates and replaces certain information contained in your May 1, 2001, Prospectus. Please read it carefully and keep it with your Prospectus for future reference.

The third and fourth paragraphs in the "Distribution of the Policies" section on page 48 of the prospectus are hereby deleted and replaced with the following:

All broker/dealers who sell this Policy have entered into selling agreements with us and/or WSSI. Under these selling agreements, a distribution allowance is paid to these broker/dealers, who in turn pay commissions to their agents/registered representatives who sell this Policy.

Beginning January 1, 2002, during the first Policy Year commissions generally will be no more than 100% of the premium paid up to the annualized Minimum Monthly Premium, plus 4% of additional premiums. In any subsequent Policy Year, commissions generally will be no more than 3% of premiums paid in that year. In addition, a trail commission of 0.25% of the average monthly Accumulation Value (excluding any Loan Amount) during each Policy Year may be paid. Further, agents/registered representatives may be eligible to receive certain overrides and other benefits based on the amount of earned commissions.